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                                  EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-3, no. 033-46171, Forms S-8, nos. 333-61851, 333-09277, 333-68410, and
333-40532) of Codorus Valley Bancorp, Inc. of our report dated February 5, 2001, with respect to the consolidated financial statements of Codorus Valley Bancorp, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------

Harrisburg, Pennsylvania
March 25, 2003

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